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                                                                    EXHIBIT 23.3



     As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Form S-4.






                                                  ARTHUR ANDERSEN LLP

Dallas, Texas

       August 29, 2001